AB
ALLIANCEBERNSTEIN
   Investments

                                            AllianceBernstein Global Growth Fund
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Supplement dated June 15, 2011 to the Summary Prospectuses and Prospectuses (the
"Prospectuses") dated November 1, 2010 for AllianceBernstein Global Growth Fund (the "Fund") offering Class A, Class B, Class C, Class R, Class K, Class I and Advisor Class shares of the Fund.

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At a meeting held on June 15, 2011, the Board of Directors of AllianceBernstein
Global Growth Fund approved the liquidation and dissolution of the Fund. The Fund has suspended sales of its shares to new investors pending the completion of the liquidation and the payment of liquidating distributions to its shareholders. The Fund expects to make the liquidating distributions on or shortly after October 4, 2011 and will convert its assets to cash shortly before this date.

In connection with the liquidation, the Board approved the immediate suspension of the Fund's distribution and/or service (Rule 12b-1) fees. The Board also approved the waiver of contingent deferred sales charges ("CDSCs") upon redemptions of the Fund's shares on or after the date of this Supplement.
This CDSC waiver also applies to redemptions of shares of other AllianceBernstein Mutual Funds that are acquired through exchange of the Fund's shares on or after the date of this Supplement.

Fund shareholders as of June 15, 2011 may continue to purchase new shares of the Fund until July 15, 2011. Shareholders may redeem shares of the Fund, and may exchange shares of the Fund for shares of the same class of other AllianceBernstein Mutual Funds, until October 3, 2011. Shareholders should be aware that the Fund will no longer be pursuing its stated investment objective or engaging in any business activities except for the purposes of winding up its business and affairs, preserving the value of its assets, paying its liabilities, and distributing its remaining assets to shareholders.

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This Supplement should be read in conjunction with the Prospectuses for the
Fund.

You should retain this Supplement with your Prospectuses for future reference.

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